Subsequent Events	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
14. Subsequent Events
Amendment to Lease Agreement and Sublease of Company’s Premises
In October 2023, the Company entered into a sublease agreement (the “Sublease”) with Soleil Labs, LLC (“Tenant”) for certain premises constituting approximately 32,113 square feet of space in the building located at
233
E. Grand Avenue, South San Francisco, California (the “Premises”). The Company currently leases approximately
85,165
square feet of office space in the Premises pursuant to a Lease dated as of December
16
,
2021
(as amended, the “Master Lease”), by and between the Company and Bayside Area Development, LLC (the “Landlord”). The term of the Sublease commenced on October
26
,
2023
and expires on December
31
,
2024
. Pursuant to the Sublease, Tenant agrees to make rent payments directly to the Landlord in the amount of $
183,044.10
per month for the first twelve months and $
189,450.64
per month for the remainder of the Term. The rights and obligations of Tenant under the Sublease are subject to the terms of the Master Lease.
On October 26, 2023, the Company also entered into a First Amendment to Lease with the Landlord (the “Lease Amendment”) to adjust the timeline for certain payments under the Master Lease and to effect the acceleration of the termination date of the Master Lease. The Lease Amendment provides that the Master Lease will terminate on December 31, 2024, and that the Landlord may further accelerate the termination date for the premises not subject to the Sublease by delivering written notice and paying the Company $20,000 per month for each month of further acceleration. At signing, the Company prepaid all remaining amounts payable during the term of the Master Lease (including the difference between the rent obligations due under the Master Lease and the rent to be paid by Tenant under the Sublease for the Premises), in an amount equal to $15.9 million, as well as a lease termination payment of approximately $20.8 million.
Partial Lease and Assignment Agreement
In addition, in November 2023, the Company entered into a sublease agreement with a third party for certain premises constituting approximately 15,212 square feet of space in the building located at 201 Haskins Way, South San Francisco, California (the “Subleased Haskins Premises”). The Company currently leases approximately 19,000 square feet of office space at the location of the Subleased Haskins Premises pursuant to a lease dated as of February 26, 2021 (as amended, the “ARE Master Lease”), by and between the Company and
ARE-San
Francisco No. 65, LLC (“ARE”). Pursuant to the sublease for the Subleased Haskins Premises, the third party agreed to assume all of the Company’s obligations under the ARE Master Lease, including the obligation to make rent payments, as well as all of the Company’s obligations under the services agreement associated with the ARE Master Lease, through the end of the term of the ARE Master Lease on March 31, 2025, and to indemnify the Company for all obligations under the ARE Master Lease and the associated services agreement, in exchange for the Company’s payment to the third party of approximately $1.4 million in assumption costs.

14. Subsequent Events
In February 2023, we announced a workforce reduction plan (the “Plan”) intended to realign our investments to accelerate our growth strategy and further optimize our operations and cost structure. The Plan is expected to result in reductions to our headcount of approximately 50% during 2023. In connection with the Plan, we currently estimate that we will incur charges consisting primarily of cash termination benefits and other employee-related costs. We are continuing to evaluate the amount of these charges and expect that the majority of these charges will be recognized during the second quarter of 2023.